UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2009

S1 Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-24931	58-2395199
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

705 Westech Drive, Norcross, Georgia	30092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 923-3500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On June 11, 2009, the Board of Directors of S1 Corporation (the “Company”), upon the recommendation of the Compensation Committee, approved the following fees to be paid to the Company’s non-employee directors for their services as directors:

EVENT	FEE
Annual Retainer (Board Chairman)	$100,000
Annual Retainer (excluding Board Chairman)	$35,000
Board Meeting Attended	$2,000
Annual Committee Chair Retainer
Audit Committee	$20,000
Compensation Committee	$15,000
Corporate Governance and Nominating Committee	$15,000
Strategic Planning Committee	$15,000
Yodlee Board Representative	$15,000
Committee Meeting Attended	$1,500
Annual Stock Option Grant	10,000 shares (quarterly vesting)
Annual Restricted Stock Grant	6,000 shares (quarterly vesting)
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On June 11, 2009, the Company’s Board of Directors, upon the recommendation of the Compensation Committee, approved, effective July 1, 2009, the following target cash bonus amounts under the Company’s 2009 Management Incentive Plan: (i) Johann Dreyer — $375,000; (ii) Jan Kruger - $245,000; and (iii) Paul Parrish — $160,000.
ITEM 8.01. OTHER EVENTS.
On June 12, 2009, the Company adopted a written trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which enables the Company to repurchase shares of its common stock at times when it might otherwise be prohibited from doing so under insider trading laws or because of the Company’s trading policy. The Company’s Rule 10b5-1 trading plan provides that a broker selected by the Company has the authority to repurchase shares of the Company’s common stock pursuant to the terms and limitations specified in the Rule 10b5-1 trading plan, including compliance with Rule 10b-18 under the Exchange Act. There can be no assurance that any shares of the Company’s common stock will be repurchased by the Company either through its Rule 10b5-1 trading plan or otherwise. The Company may terminate the Rule 10b5-1 trading plan at any time.
This Current Report contains forward-looking information, as that term is defined under the Exchange Act, including information regarding purchases by the Company of its common stock pursuant to a Rule 10b5-1 trading plan. By their nature, forward-looking information and statements are subject to risks, uncertainties, and contingencies, including changes in price, volume and the volatility of the Company’s common stock, and unexpected or otherwise unplanned or alternative requirements with respect to the capital investments of the Company. The Company’s 2008 Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 5, 2009, and subsequent filings with the SEC, include information regarding other risk factors and cautionary information. Except as provided by law, the Company does not undertake to update any forward-looking statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 CORPORATION (Registrant)
/s/ Gregory D. Orenstein
Gregory D. Orenstein
SVP, Chief Legal Officer and Secretary

Date: June 12, 2009